U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 1, 2009
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation)	001-13545 (AMB Property Corporation)	94-3281941 (AMB Property Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 1, 2009, AMB Property Corporation announced that, as of 5:00 p.m., New York City time, on Tuesday, December 1, 2009 (the “Early Tender Date”), a total of approximately $168.9 million in aggregate principal amount of AMB Property, L.P.’s outstanding 6.30% Notes due 2013, 5.90% Notes due 2013, 7.00% Notes due 2011 and 6.75% Notes due 2011 (collectively, the “Notes”), have been tendered pursuant to AMB Property, L.P.’s tender offer (the “Offer”) for up to $250,000,000 aggregate principal amount (the “Maximum Tender Cap”) of the Notes. Approximately $88.0 million in aggregate principal amount of AMB Property, L.P.’s outstanding 6.30% Notes due 2013 and $74.9 million in aggregate principal amount of AMB Property, L.P.’s outstanding 5.90% Notes due 2013 have been tendered, for an aggregate principal amount of approximately $162.9 million of the notes maturing in 2013. Approximately $6.0 million in aggregate principal amount of AMB Property, L.P.’s outstanding 7.00% Notes due 2011 have been tendered. The tender offer will expire at midnight, New York City time, on Tuesday, December 15, 2009, unless extended or earlier terminated by AMB Property, L.P. (the “Expiration Date”). The terms and conditions of the tender offer are set forth in an Offer to Purchase dated November 17, 2009 (the “Offer to Purchase”) and related Letter of Transmittal, which together constitute the tender offer.
     AMB Property Corporation also announced that AMB Property, L.P. has amended the terms of the Offer in the manner described herein. Except as otherwise provided herein, the terms and conditions of the Offer are set forth in the Offer to Purchase and the related Letter of Transmittal and remain unchanged.
     The Offer originally contemplated that the purchase price to be paid for Notes that were validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on the Early Tender Date, unless extended or earlier terminated, and the purchase price for Notes after such time but prior to the Expiration Date would be payable in cash as set forth in the table below. The Total Consideration includes the early tender payment of $30 per $1,000 principal amount of Notes (the “Early Tender Payment”). Holders validly tendering their Notes after the Early Tender Date and prior to the Expiration Date would have been only eligible to receive the Tender Offer Consideration set forth in the table below, which is equal to the Total Consideration minus the Early Tender Payment. As amended, AMB Property, L.P. will pay the applicable Total Consideration for any Notes purchased in the Offer, regardless of whether they were tendered prior to or after the Early Tender Date. Accrued and unpaid interest up to, but not including, the date of payment for the Notes will be paid in cash on all validly tendered and accepted Notes. The date of payment for the Notes is expected to be the next business day following the Expiration Date.
     Withdrawal rights with respect to the tendered Notes have expired. Accordingly, holders may not withdraw any Notes previously or hereafter tendered, except as contemplated in the Offer to Purchase.

		Aggregate Principal		Tender Offer	Early Tender	Total
CUSIP	Title of	Amount	Acceptance Priority	Consideration	Payment	Consideration
Number	Security	Outstanding	Level	(1)	(1)	(1)
00163X AN0	6.30% Series C Medium-Term Notes due 2013	$290,335,000	1	$1,020.00	$30	$1,050.00
00163X AM2	5.90% Series C Medium-Term Notes due 2013	$166,480,000	1	$1,008.75	$30	$1,038.75
00163X AE0	7.00% Medium-Term Notes due 2011	$50,000,000	2	$1,032.50	$30	$1,062.50
00163X AF7	6.75% Medium-Term Notes due 2011	$25,000,000	2	$1,035.00	$30	$1,065.00

(1)	Per $1,000 principal amount of Notes accepted for purchase.
Forward-Looking Statements
     Some of the information included in this report contains forward-looking statements, such as statements related to the cash tender offer for the Notes. Because these forward-looking statements involve numerous risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in the forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “forecasting, “ “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak as of the date of this report or as of the dates indicated in the statements. All of our forward-looking statements are qualified in their entirety by this statement. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements contained in this report: any material adverse change in the financial or securities markets within or outside the United States or in political, financial or economic conditions within or outside the United States or any material outbreak or material escalation of hostilities within or outside the United States or declaration by the United States of a national emergency or war or other material calamity or crisis within or outside the United States, including, without limitation, an act of terrorism, any suspension or limitation of trading in securities generally or in any of the securities of AMB by the SEC, by any exchange that lists such securities or in any over-the-counter market, any declaration by any governmental authority of a general banking moratorium, any financial market fluctuations, actual or perceived changes in general economic conditions, global trade or in the real estate sector, inflation risks, an actual or perceived downturn in the U.S., California or global economy, any amendment, extension or termination of the tender offer, and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	AMB Property Corporation Press Release dated December 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: December 2, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation,
Its general partner

Date: December 2, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	AMB Property Corporation Press Release dated December 1, 2009.